UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): April 15, 2003


                           COMMUNITY BANCORP, INC.
            (Exact name of registrant as specified in its charter)


        Massachusetts             33-12756-B              04-2841993
        -------------             ----------              ----------
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)         Identification No.)


             17 Pope Street, Hudson, MA                        01749
             --------------------------                        -----
       Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:  (978) 568-8321


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

Items 1 through 6.   Not applicable.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

              Exhibit 99.1 - Letter to shareholders from James A. Langway,
                             President and Chief Executive Officer, dated April 15, 2003

              Exhibit 99.2 - Unaudited, condensed consolidated financial statements of the Company dated March 31, 2003.

Items 8 through 11.   Not applicable.

Item 12. Results of Operations and Financial Condition

         On April 15, 2003, the Company mailed to shareholders a letter from James A. Langway, President and Chief Executive Officer, announcing the Company's first quarter 2003 earnings. Accompanying that letter were the Company's unaudited, condensed consolidated financial statements dated March 31, 2003.












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
                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMMUNITY BANCORP, INC.



                                        By: /s/ Donald R. Hughes, Jr.
                                           --------------------------
                                           Donald R. Hughes, Jr.
                                           Treasurer and Clerk


Date: April 15, 2003

















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

                                  EXHIBIT INDEX
                                  -------------


Exhibit #           Exhibit Description
---------           -------------------

  99.1 Letter to shareholders from James A. Langway, President and Chief Executive Officer, dated April 15, 2003

  99.2 Unaudited, condensed consolidated financial statements of the Company dated March 31, 2003.































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